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                                                                  EXHIBIT 10.31




                            SAGENT TECHNOLOGY, INC.


                        800 W. EL CAMINO REAL, SUITE 300
                             MOUNTAIN VIEW, CA 94040



                         COMMON STOCK PURCHASE AGREEMENT
                                February 15, 2001

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                                      TABLE OF CONTENTS
                                                                                                PAGE



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SECTION 1........................................................................................1

        1.1    AUTHORIZATION.....................................................................1
        1.2    SALE OF SHARES....................................................................1
        1.3    USE OF PROCEEDS...................................................................1

SECTION 2........................................................................................1

        2.1    CLOSING...........................................................................1
        2.2    DELIVERY..........................................................................1

SECTION 3........................................................................................2

        3.1    ORGANIZATION AND STANDING.........................................................2
        3.2    CORPORATE POWER...................................................................2
        3.3    CAPITALIZATION....................................................................2
        3.4    AUTHORIZATION.....................................................................3
        3.5    FINANCIAL STATEMENTS..............................................................3
        3.6    NO MATERIAL ADVERSE CHANGE........................................................3
        3.7    NO UNDISCLOSED LIABILITIES........................................................4
        3.8    TITLE TO ASSETS...................................................................4
        3.9    ACTIONS PENDING...................................................................4
        3.10   COMPLIANCE WITH LAW...............................................................4
        3.11   CERTAIN FEES......................................................................4
        3.12   MATERIAL AGREEMENTS...............................................................4
        3.13   EMPLOYEES.........................................................................5
        3.14   INTELLECTUAL PROPERTY, TRADEMARKS, ETC............................................5
        3.15   COMMISSION FILINGS................................................................5
        3.16   NO CONSENTS.......................................................................5
        3.17   NON-CONTRAVENTION.................................................................5
        3.18   CONSTITUENT DOCUMENTS.............................................................5

SECTION 4........................................................................................5

        4.1    EXPERIENCE; SPECULATIVE NATURE OF INVESTMENT......................................5
        4.2    INVESTMENT........................................................................6
        4.3    RULE 144..........................................................................6
        4.4    ACCESS TO DATA....................................................................6
        4.5    AUTHORIZATION.....................................................................6
        4.6    BROKERS OR FINDERS................................................................6
        4.7    TAX LIABILITY.....................................................................7

SECTION 5........................................................................................7

        5.1    REPRESENTATIONS AND WARRANTIES CORRECT............................................7
        5.2    COVENANTS.........................................................................7
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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                                                                                                PAGE
        5.3    BLUE SKY..........................................................................7
        5.4    RIGHTS AGREEMENT..................................................................7
        5.5    COMPLIANCE CERTIFICATE............................................................7
        5.6    COMPLIANCE WITH LAW...............................................................7
        5.7    OPINION OF COMPANY'S COUNSEL......................................................8
        5.8    STOCK CERTIFICATES................................................................8
        5.9    CLOSING...........................................................................8
        5.10   DISTRIBUTION AGREEMENT............................................................8
        5.11   MINIMUM INVESTMENTS...............................................................8

SECTION 6........................................................................................8

        6.1    REPRESENTATIONS...................................................................8
        6.2    COVENANTS.........................................................................8
        6.3    BLUE SKY..........................................................................8
        6.4    RIGHTS AGREEMENT..................................................................8
        6.5    COMPLIANCE WITH LAW...............................................................8

SECTION 7........................................................................................9

        7.1    GOVERNING LAW.....................................................................9
        7.2    SURVIVAL..........................................................................9
        7.3    SUCCESSORS AND ASSIGNS............................................................9
        7.4    ENTIRE AGREEMENT; AMENDMENT.......................................................9
        7.5    NOTICES, ETC......................................................................9
        7.6    DELAYS OR OMISSIONS...............................................................9
        7.7    COUNTERPARTS.....................................................................10
        7.8    SEVERABILITY.....................................................................10
        7.9    TITLES AND SUBTITLES.............................................................10
        7.10   EXPENSES.........................................................................10
        7.11   DEFINITION OF "KNOWLEDGE"........................................................10
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                             SAGENT TECHNOLOGY, INC.

                         COMMON STOCK PURCHASE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of February 15, 2001 by and among Sagent Technology, Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified in EXHIBIT A hereto (the "PURCHASERS").

                                    SECTION 1

                     AUTHORIZATION AND SALE OF COMMON STOCK

        1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to 5,800,000 shares (the "SHARES") of the Company's Common Stock, $0.001 par value ("COMMON Stock"), to the Purchasers listed in Exhibit A hereto for $2.90 per share.

        1.2 SALE OF SHARES. Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase and the Company agrees to sell and issue to the Purchasers the number of Shares set forth next to such Purchaser's name on Exhibit A, for the purchase price set forth on Exhibit A. The Company's agreement with each Purchaser is a separate agreement, and the sale of Shares to each Purchaser is a separate sale.

        1.3 USE OF PROCEEDS. The Company shall use the proceeds of the purchase price specified in Section 1.2 above solely for working capital purposes and not for any other purpose.

                                    SECTION 2

                             CLOSING DATE; DELIVERY

        2.1 CLOSING. The closing of the purchase and sale of the Shares hereunder shall take place at the offices of Wilson Sonsini Goodrich & Rosati, P.C. ("WSGR"), 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. California time, on the day on which all of the conditions set forth in Sections 5 and 6 have been satisfied or waived (the "CLOSING") or at such other time and place upon which the Company and the Purchasers shall agree, but in no event later than February 27, 2001 (the date of the Closing hereinafter referred to as the "CLOSING DATE").

        2.2 DELIVERY. Prior to or at the Closing, the Company shall issue irrevocable instructions to its transfer agent to cause the delivery to each Purchaser of a stock certificate registered in such Purchaser's name (or the name of such Purchaser's nominee if set forth on Exhibit A) representing the number of Shares designated on Exhibit A for payment of the purchase price therefor as set forth in Section 1.2 above, by check payable to the Company or wire transfer per the Company's instructions. If requested by a Purchaser, prior to such Purchaser's delivery of payment for the

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Shares being purchased by such Purchaser, the Company will arrange for delivery to WSGR of the stock certificates representing the Shares being purchased by such Purchaser, and WSGR will deliver to such Purchaser or its counsel, via facsimile, a copy of the stock certificate to be delivered to such Purchaser following the Company's receipt of payment therefor. In connection therewith, WSGR will issue a letter to such Purchaser or its counsel stating that it has received such stock certificates on such Purchaser's behalf, will hold them in trust, and following completion of the Closing, will send such stock certificates by overnight delivery to counsel for such Purchaser. In addition, if requested by such Purchaser, the Company will arrange for delivery to Bank of America Securities Corporation of the stock certificates representing the Shares being purchased by such Purchaser against payment of the purchase price therefor.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in writing in the disclosure letter supplied by the Company to the Purchasers and delivered concurrently with this Agreement (the "DISCLOSURE LETTER") and in the Company's most recent Form 10-K for its fiscal year ended December 31, 1999, Form 10-Q for its fiscal quarter ended September 30, 2000 ("FORM 10-Q"), Form 8-K reporting an event dated October 13, 2000, and proxy statement for a meeting held on October 26, 2000, filed with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (collectively, the "COMMISSION FILINGS"), the Company represents and warrants to the Purchasers dated as of the date hereof and as of the Closing Date as follows:

        3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the business, assets, financial condition or operations of the Company, or could reasonably be expected to do so solely with the passage of time ("MATERIAL ADVERSE EFFECT").

        3.2 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and that certain Common Stock Rights Agreement substantially in the form attached hereto as Exhibit D (the "RIGHTS AGREEMENT"), to sell and issue the Shares hereunder and to perform its obligations under the terms of this Agreement and the Rights Agreement (together the "AGREEMENTS").

        3.3 CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding, are set forth in the Disclosure Letter. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized. None of the Company's Preferred Stock is issued and outstanding prior to the Closing. Except as set forth in this Agreement and the Rights Agreement, no shares of capital stock of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe


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to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and the Rights Agreement, there are no contracts or commitments by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company other than transfer restrictions imposed to satisfy state and federal securities laws. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto.

        3.4 AUTHORIZATION. All corporate action on the part of the Company and its directors necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, , except that the indemnification provisions of Section 1.11 of the Rights Agreement may further be limited by principles of public policy, the existence and applicability of which Purchasers do not concede and specifically reserve the right to contest. The Shares, when issued against payment of the purchase price specified in this Agreement, will be validly issued, fully paid and nonassessable; will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon such Shares by the Purchasers; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws as set forth herein and in the Rights Agreement.

        3.5 FINANCIAL STATEMENTS. The financial statements of the Company included in the Company's most recent quarterly report on Form 10-Q for its fiscal quarter ended September 30, 2000, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        3.6 NO MATERIAL ADVERSE CHANGE. Since the date of the Company's most recent quarterly report on Form 10-Q for its fiscal quarter ended September 30, 2000, filed with the


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Commission, the Company has not experienced or suffered any event or condition which has caused a Material Adverse Effect.

        3.7 NO UNDISCLOSED LIABILITIES. The Company has no liabilities, obligations, claims or losses that would be required to be disclosed on a balance sheet of the Company (including the notes thereto), which are not disclosed on the face of the balance sheet included in the Company's financial statements delivered herewith, other than those incurred in the ordinary course of the Company's business since September 30, 2000, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

        3.8 TITLE TO ASSETS. Subject to Section 3.14, the Company has good and marketable title to all of its property and assets, free of any mortgages, pledges, charges, liens, security interests or other encumbrances that could reasonably be expected to cause a Material Adverse Effect.

        3.9 ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, which questions the validity of, or may hinder the enforceability or performance of the Agreements or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

        3.10 COMPLIANCE WITH LAW. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, and other than instances which, individually or in the aggregate could not have been or could not be reasonably expected to have a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        3.11 CERTAIN FEES. No brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

        3.12 MATERIAL AGREEMENTS. The Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement or applicable form (collectively, "MATERIAL AGREEMENTS") if the Company were registering securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company has in all material respects performed all the obligations required to be performed by it under the Material Agreements, has received no notice of default and, to the best of the Company's knowledge, is not in default under any Material Agreement now in effect, the result of which could reasonably be expected to cause a Material Adverse Effect.

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        3.13 EMPLOYEES. The Company has no collective bargaining arrangements covering any of its employees.

        3.14 INTELLECTUAL PROPERTY, TRADEMARKS, ETC. To the knowledge of the Company, (i) the Company has the right to use, free and clear of all liens, charges, claims and restrictions, all intellectual property, patents, trademarks, service marks, trade names, copyrights, licenses and rights which are material to the business of the Company as presently conducted and (ii) the Company is not infringing upon or otherwise acting adversely to the right or claimed right of any other person under or with respect to the foregoing.

        3.15 COMMISSION FILINGS. The Company has timely filed all reports, registration statements, proxy statements and other materials, together with any amendments thereto, required to be filed by the Company with the Commission under the Exchange Act. As of the date filed, the Commission Filings did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements contained in the Commission Filings fairly present the financial position of the Company and its subsidiaries as at the dates thereof and for the periods covered thereby and have been prepared in accordance with GAAP and with the published rules and regulations of the Commission with respect thereto.

        3.16 NO CONSENTS. No consent, authorization, approval or filing with or from any governmental authority or any third party, whether pursuant to an agreement, instrument, other document or applicable law, is required in connection with the Company's entering into or performing the Agreements or the issuance of the Shares.

        3.17 NON-CONTRAVENTION. Neither the execution and delivery of the Agreements nor the consummation of the transactions contemplated thereby, including without limitation the sale and issuance of the Shares violates the Certificate of Incorporation or bylaws of the Company, any instrument, judgement, order, writ, decree or agreement to which it is a party or by which it is bound or any provision of any federal or state law, rule or regulation applicable to the Company or its business.

        3.18 CONSTITUENT DOCUMENTS. The Company has delivered to the Purchaser a true and correct copy of the Company's Certificate of Incorporation and bylaws as in effect on the Closing Date and they have not been further amended, modified or repealed.

                                    SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of Shares as follows:

        4.1 EXPERIENCE; SPECULATIVE NATURE OF INVESTMENT. The Purchaser (or its principals or advisors) has substantial experience in evaluating and investing in private placement transactions of

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securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Purchaser is in a position to lose the entire amount of such investment.

        4.2 INVESTMENT. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares to be purchased and/or acquired hereby have not been, and will not be, registered under the Securities Act (except as provided in the Rights Agreement) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Commission.

        4.3 RULE 144. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which during a certain period after the purchase of the Shares permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. The Purchaser understands that the certificates evidencing the Shares will be imprinted with a legend that prohibits the transfer of such securities unless they are registered or such registration is not required.

        4.4 ACCESS TO DATA. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. The Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to the Purchaser's satisfaction. The Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

        4.5 AUTHORIZATION. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as the indemnification provisions of the Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

        4.6 BROKERS OR FINDERS. Except as set forth in the Company's Disclosure Letter, the Purchaser has not engaged any brokers, finders or agents, and the Company has not, and will not, incur, directly or indirectly, as a result of any action taken by Purchaser, any liability for brokerage


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or finders' fees or agents' commissions or any similar charges in connection with the Agreements. In the event that the preceding sentence is in any way inaccurate, the Purchaser agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability) for which the Company, or any of its officers, directors, employees or representatives, is responsible.

        4.7 TAX LIABILITY. The Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Agreements. With respect to such matters, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents other than the representations and warranties set forth herein. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Agreements.

                                    SECTION 5

                 CONDITIONS TO PURCHASERS' OBLIGATIONS TO CLOSE

        Each Purchaser's obligations to purchase the Shares are, unless waived by such Purchaser, subject to the fulfillment of the following conditions:

        5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

        5.2 COVENANTS. All covenants, agreements and conditions contained in the Agreements to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

        5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

        5.4 RIGHTS AGREEMENT. The Company shall have executed and delivered the Rights Agreement.

        5.5 COMPLIANCE CERTIFICATE. The Chief Executive Officer of the
Company shall have executed a Compliance Certificate, in the form of Exhibit C hereto, certifying the satisfaction of the conditions to closing listed in Sections 5.1 and 5.2 hereof.

        5.6 COMPLIANCE WITH LAW. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the sale and issuance of the Shares and the consummation of the transactions contemplated hereby.

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

        5.7 OPINION OF COMPANY'S COUNSEL. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, P.C., counsel to the Company, an opinion addressed to the Purchasers, dated the Closing Date, in the form attached hereto as Exhibit D.

        5.8 STOCK CERTIFICATES. Upon request by a Purchaser, the stock certificates representing the Shares purchased by such Purchaser shall have been delivered to WSGR or Bank of America Securities Corporation, as set forth in
Section 2.2.

        5.9 CLOSING. The Closing Date shall be as of a date no later than February 27, 2001.

        5.10 DISTRIBUTION AGREEMENT. The Company and SAS Institute Inc.
("SAS") shall have signed a distribution agreement reasonably acceptable to the Company and SAS relating to, inter alia, the Company's distribution of SAS' Enterprise Miner and Intrinsic software products (the "DISTRIBUTION AGREEMENT").

        5.11 MINIMUM INVESTMENTS. The Company will sell and issue at the Closing an aggregate of $12.3 million of Shares, including at least $3 million of such Shares to Reedy Creek Investments LLC ("REEDY CREEK").

                                    SECTION 6

                  CONDITIONS TO COMPANY'S OBLIGATIONS TO CLOSE

        The Company's obligation to sell and issue the Shares, unless waived by the Company, subject to the fulfillment of the following conditions:

        6.1 REPRESENTATIONS. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct as of the Closing Date.

        6.2 COVENANTS. All covenants, agreements and conditions contained in the Agreements to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

        6.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

        6.4 RIGHTS AGREEMENT. Each Purchaser shall have executed and delivered the Rights Agreement.

        6.5 COMPLIANCE WITH LAW. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the sale and issuance of the Shares and the consummation of the transactions contemplated hereby.

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

                                    SECTION 7

                                  MISCELLANEOUS

        7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without regard to its choice of law rules.

        7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery hereof and the Closing.

        7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

        7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Purchasers.

        7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address on Exhibit A of this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Purchasers.

        Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

        7.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any

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waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

        7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        7.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        7.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        7.10 EXPENSES. The Company and the Purchasers shall each bear their own fees, costs and expenses incurred on their behalf with respect to the Agreements and the transactions contemplated hereby and any amendments or waiver thereto, except that the Company will pay at the Closing (a) the legal fees and disbursements of counsel for Zesiger Capital Group LLC up to $25,000, (b) the legal and accountant fees and disbursements of counsel and accountants for Reedy Creek up to $25,000, and (c) the legal fees and disbursements of counsel to Special Situations Funds, L.P. up to $10,000.

        7.11 DEFINITION OF "KNOWLEDGE". As used herein with respect to the Company, the term "knowledge" means the actual knowledge of the Company's executive officers after they have conducted reasonable inquiry.



                            [SIGNATURE PAGE FOLLOWS]

        The foregoing Agreement is hereby executed as of the date first above written.



               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                   "COMPANY"

                                   SAGENT TECHNOLOGY, INC.
                                   a Delaware corporation



                                   By: /s/ Ben C. Barnes
                                      ------------------------------------------
                                       Name:   Ben C. Barnes
                                       Title:  President and Chief Executive
                                               Officer

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                               "PURCHASER"

                               PURCHASERS LISTED AND MARKED WITH AN ASTERISK ON EXHIBIT A
                               By:  Zesiger Capital Group LLC
                               a New York limited liability company,
                               as agent and attorney in fact



                               By: /s/ James Cleery
                                  -------------------------------------------
                                   Name: James Cleery
                                   Title: Managing Director

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                     "PURCHASER"

                                     BARUCH AND SHOSHANA HALPERN
                                     (as husband and wife)

                                     /s/ Baruch Halpern
                                     -----------------------------------------
                                     BARUCH HALPERN

                                     /s/ Shoshana Halpern
                                     -----------------------------------------
                                     SHOSHANA HALPERN

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                   "PURCHASER"

                                   21ST CENTURY DIGITAL INDUSTRIES
                                     FUND, L.P.



                                   By: /s/ Richard B. Stewart, Jr.
                                      -----------------------------------------
                                       Name: Richard B. Stewart, Jr.
                                       Title: Managing Partner

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                "PURCHASER"

                                CRCK LLC



                                By: /s/ Paul P. Tanico
                                   -------------------------------------------
                                    Name: Paul P. Tanico
                                    Title: Managing Member

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                     "PURCHASER"

                                     REEDY CREEK INVESTMENTS LLC



                                     By: /s/ J.H. Goodnight
                                        ----------------------------------------
                                         Name: J.H. Goodnight
                                         Title: Member

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                     "PURCHASER"

                                     SPECIAL SITUATIONS FUND III, L.P.



                                     By: /s/ Austin Marxe
                                        --------------------------------------
                                        Name: Austin Marxe
                                        Title: MD

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                   "PURCHASER"

                                   SPECIAL SITUATIONS CAYMAN FUND, L.P.



                                   By: /s/ Austin Marxe
                                      ---------------------------------------
                                      Name: Austin Marxe
                                      Title: MD

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                        "PURCHASER"

                                        SPECIAL SITUATIONS PRIVATE EQUITY
                                          FUND, L.P.



                                        By: /s/ Austin Marxe
                                           -------------------------------------
                                           Name: Austin Marxe
                                           Title: MD

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                      "PURCHASER"

                                      SPECIAL SITUATIONS TECHNOLOGY
                                        FUND, L.P.



                                      By: Austin Marxe
                                         --------------------------------------
                                         Name: Austin Marxe
                                         Title MD

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                                    "PURCHASER"


                                    /s/ Nick Farwell
                                    --------------------------------------------
                                    NICK FARWELL